Summary Prospectus dated May 1, 2011
as revised December 1, 2011

Eaton Vance Investment Grade Income Fund
Class /Ticker      A / EAGIX      I / EIGIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2011, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objectives

The Fund’s investment objectives are to seek current income and total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 16 of the Fund’s Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class I

Management Fees	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	n/a
Other Expenses	0.56%	0.56%
Total Annual Fund Operating Expenses	1.26%	1.01%
Expense Reimbursement(2)	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.75%	0.50%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	The administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.75% for Class A shares and 0.50% for Class I shares. This expense reimbursement will continue through April 30, 2012. Any amendments of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and amounts reimbursed may be subject to recoupment during the current fiscal year to the extent expenses are less than the contractual expense cap.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$548	$808	$1,087	$1,883	$548	$808	$1,087	$1,883
Class I shares	$51	$271	$ 508	$1,190	$51	$271	$ 508	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objectives by investing primarily in fixed-income securities, which may include preferred stocks, corporate bonds, U.S. Government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations and so-called "seasoned" mortgage-backed securities), commercial mortgage-backed securities, asset-backed securities (including collateralized debt obligations) and convertible debt securities. The Fund may invest significantly in securities issued by various U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and Federal Home Loan Banks. Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade securities which are rated at least BBB by Standard & Poor’s Ratings Group ("S&P") or Baa by Moody’s Investors Service, Inc. ("Moody’s") or in unrated securities determined by the investment adviser to be of comparable quality (the "80% Policy"). The Fund limits investment in securities rated below investment grade (i.e., rated below BBB by S&P or Baa by Moody’s) and credit derivatives where the credit rating of the reference instrument is below investment grade to not more than 15% of its total assets, and may invest in securities in any rating category, including those in default. The Fund is expected to have an average effective maturity between five and ten years.

The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. As an alternative to holding foreign stocks directly, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including depositary receipts which evidence ownership in underlying foreign stocks). Such investments are not subject to the 25% limitation on investing in foreign securities. The Fund may invest a portion of its assets in Eurodollar and Yankee Dollar Instruments. The Fund may, at times, engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts and credit derivatives) to protect against price, interest rate or currency rate declines, to enhance returns or as a substitute for purchasing or selling securities or currencies. Permitted credit derivatives include credit default swaps, total return swaps, interest rate swaps, forward rate contracts and credit options. The Fund may lend its securities. The Fund may also invest up to 10% of its net assets in municipal securities directly or through investments in other investment companies.

Investment decisions for the Fund are made primarily on the basis of fundamental and quantitative research conducted by the investment adviser’s research staff. Management of the Fund involves consideration of numerous factors (such as quality of business franchises, financial strength, management capability and integrity, growth potential, valuation and earnings and cash flow capabilities). The portfolio managers may sell a security when the investment adviser’s price objective is reached, the fundamentals of the company change or to pursue more attractive investment options. The portfolio managers intend to focus on risk management and also seek to preserve capital to the extent consistent with the Fund’s investment objectives. The Fund intends to seek to manage investment risk by maintaining broad issuer and industry diversification among its holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection.

The Fund currently invests its assets in Investment Grade Income Portfolio (the "Portfolio"), a separate registered investment company with the same investment objectives as the Fund.

Principal Risks

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Interest Rate Risk. As interest rates rise, the value of Fund shares is likely to decline. Conversely, when interest rates decline, the value of Fund shares is likely to rise. Securities with longer maturities are more sensitive to changes in interest rates than securities with shorter maturities, making them more volatile. A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset-backed securities. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, prepayment of securities may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Credit Risk. Income securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Eaton Vance Investment Grade Income Fund	2	Summary Prospectus dated May 1, 2011 as revised December 1, 2011

Foreign and Emerging Market Investment Risk. Because the Fund may invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities including political and economic risks.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities ("junk bonds") have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivatives’ counterparty is unable to honor its commitments, the value of Fund shares may decline and/or the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

Municipal Bond Market Risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may be more dependent on the analytical abilities of the investment adviser than would be the case for a stock fund or corporate bond fund. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. In addition, municipal obligations can experience downturns in trading activity and the supply of municipal obligations may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objectives. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objectives. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objectives. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class I shares. Past performance (both before and after taxes) is no guarantee of future results.

Eaton Vance Investment Grade Income Fund	3	Summary Prospectus dated May 1, 2011 as revised December 1, 2011

The performance of each Class for the period prior to March 21, 2007 is that of Investment Grade Income Portfolio, the registered investment company in which the Fund invests. The performance of the Portfolio is not adjusted for Fund expenses. If such an adjustment was made, the performance may have been different. The Fund’s performance after March 21, 2007 reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2010, the highest quarterly total return for Class I was 5.90% for the quarter ended September 30, 2002, and the lowest quarterly total return was -2.45% for the quarter ended June 30, 2004. For the 30 days ended December 31, 2010, the SEC yield for Class A and Class I shares was 3.38% and 3.81%, respectively. For current yield information call 1-800-262-1122.

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Ten Years

Class A Return Before Taxes	2.22%	4.22%	5.05%
Class I Return Before Taxes	7.39%	5.31%	5.60%
Class I Return After Taxes on Distributions	5.60%	3.59%	3.70%
Class I Return After Taxes on Distributions and the Sale of Class I Shares	4.87%	3.52%	3.66%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	6.54%	5.80%	5.84%

These returns reflect the maximum sales charge for Class A (4.75%). The Class A performance shown above for the period prior to January 5, 2009 (commencement of operations) is the performance of Class I shares, adjusted for the sales charge that applies to Class A shares (but not adjusted for any other differences in the expenses of the two classes). If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index. (Source for Barclays Capital U.S. Aggregate Index: Lipper Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Managers

Thomas H. Luster, Vice President of BMR, has co-managed the Portfolio since 2010.

Bernard Scozzafava, Vice President of BMR, has co-managed the Portfolio since 2010.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4472-12/11 IGISP		© 2011 Eaton Vance Management

Eaton Vance Investment Grade Income Fund	4	Summary Prospectus dated May 1, 2011 as revised December 1, 2011